EXHIBIT 10.90

                              URT Industries, Inc.
                         1180 E. Hallandale Beach Blvd.
                            Hallandale, Florida 33009

                                                           April 14, 2000

Peaches Entertainment Corp.
1180 East Hallandale Beach Blvd.
Hallandale, Florida 33009

Gentlemen:

     It is the purpose of this letter to confirm the agreement of URT Industries, Inc. ("URT") that the compensation payable by Peaches Entertainment Corporation ("PEC") to Allan Wolk, pertaining to the services of Allan Wolk, pursuant to the agreement dated January 1, 1996 between URT and PEC, as such agreement has previously been amended (the "Intercorporate Agreement"), shall be $248,000 for the fiscal year ending April 1, 2000. Other than as set forth immediately above, the Intercorporate Agreement shall remain in full force and effect.

Please sign below to evidence our agreement.


Very truly yours,


                                                URT Industries, Inc.


By: /s/ Brian Wolk
    -------------------------
    Executive Vice-President

Agreed to and approved:

Peaches Entertainment Corporation

By: /s/ Jason Wolk
    -------------------------
    Executive Vice-President


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